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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                       Commission File Number: 0-13880


      Date of Report (date of earliest event reported): August 4, 2004


                      ENGINEERED SUPPORT SYSTEMS, INC.
           (Exact name of registrant as specified in its charter)



              MISSOURI                                   43-1313242
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)

201 EVANS LANE, ST. LOUIS, MISSOURI                         63121
(Address of principal executive offices)                  (Zip Code)



                               (314) 553-4000
            (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS

         On August 4, 2004, the Registrant issued the press release attached hereto as Exhibit 99.1. In addition, on August 5, 2004, the Registrant issued the press release attached hereto as Exhibit 99.2.

ITEM 7.           EXHIBITS

         (c) Exhibits. See Exhibit Index.
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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 5, 2004

                                        ENGINEERED SUPPORT SYSTEMS, INC.



                                        By:/s/ Gary C. Gerhardt
                                           -------------------------------------
                                           Name: Gary C. Gerhardt
                                           Title: Vice Chairman and
                                                  Chief Financial Officer



EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Press Release, dated August 4, 2004, issued by Engineered Support Systems, Inc.

99.2 Press Release, dated August 5, 2004, issued by Engineered Support Systems, Inc.